UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number  811-03835

Value Line Centurion Fund, Inc.

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2018

Date of reporting period: June 30, 2018

Item I. Reports to Stockholders.

A copy of the Semi-Annual Report to Stockholders for the period ended 6/30/18 is included with this Form.

■ Value Line Centurion Fund, Inc.
Semi-Annual Report To Contractowners

Stephen E. Grant,
Portfolio Manager
Objective:
Long-term growth
of capital
Inception Date:
November 15, 1983
Net Assets at
June 30, 2018:
$135,600,194
Portfolio
Composition at
June 30, 2018:
(Percentage of Total
Net Assets)
An Update from Fund Management (Unaudited)
PRESIDENT’S LETTER
Dear Shareholders:
We are pleased to present you with this semi-annual report for Value Line Centurion Fund, Inc. (the “Fund”) for the six months ended June 30, 2018.
During the semi-annual period, the Fund posted absolute gains that outperformed its benchmark index, the S&P 500® Index1.
On the following pages, the Fund’s portfolio manager discusses the management of the Fund during the semi-annual period. The discussion highlights key factors influencing recent performance of the Fund.
You will also find a Schedule of Investments and financial statements for the Fund. Before reviewing the performance of your mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets during the six months ended June 30, 2018, especially given the newsworthy events of the semi-annual period.
Economic Review
Overall, the semi-annual period was one of improving U.S. economic growth and modestly increasing inflation.
For the first quarter of 2018, U.S. Gross Domestic Product (GDP) growth registered 2.0%. Retail sales were particularly weak in the first two months of the calendar year, a key factor in keeping growth rates slower than the 2.9% GDP growth rate of the fourth quarter of 2017. However, retail sales then picked up considerably in March, April and May 2018, leading economists to forecast second quarter GDP growth to be considerably stronger, possibly reaching an annualized growth rate of 3.8% or more. The U.S. labor market remained healthy throughout the semi-annual period, as job gains averaged 214,000 per month, higher than the 188,000 monthly average for the year 2017. Unemployment fell from 4.1% at the beginning of the calendar year to 4.0% in June 2018, the lowest level in more than 18 years. In the month of May 2018, U.S. unemployment actually achieved its lowest reading of the semi-annual period at 3.8%. Manufacturing also remained strong, with the most important measure, the ISM Manufacturing Survey, reaching its highest level in more than nine months. Because of this economic strength, inflation, which had been tame for so long, finally started to pick up, albeit modestly. Although average hourly earnings among U.S. workers did not increase, the broadest measure of inflation, which the Federal Reserve (the Fed) closely follows, i.e. the core Personal Consumption Expenditure price index, which excludes food and energy, rose from 1.5% in January 2018 to 2.0% on a year over year basis as of May 2018 (latest data available).
The modest uptick in inflation supported the Fed’s tightening monetary policy. During the semi-annual period, the Fed increased its targeted federal funds rate twice — in March and June 2018 — bringing it to a range of 1.75% to 2.00%. The Fed also signaled to investors that it would increase interest rates once or possibly twice more before the calendar year ends. While U.S. inflation had only increased modestly, Fed policymakers stated concerns about the low unemployment rate, which they believe may eventually push wages higher, driving the overall inflation rate even higher. The hikes in the federal funds rate mostly affected short-term fixed income securities, whose yields rose significantly during the semi-annual period. For example, the two-year U.S. Treasury note started the semi-annual period with a yield of 1.88% and ended June with a yield of 2.53%, an increase of 65 basis points. (A basis

About information in this report:
•
It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
Semi-Annual Report To Contractowners

point is 1/100th of a percentage point.) Long-term fixed income securities fared somewhat better. The bellwether 10-year U.S. Treasury note began the semi-annual period with a yield of 2.40% and ended June with a yield of 2.86%, up 46 basis points.
Despite the Fed’s tightening of monetary policy, which has the potential to slow economic growth through reduced credit activity, many economists were optimistic at the end of the semi-annual period about economic growth prospects for the months ahead, largely due to fiscal policy. The U.S. tax reform package passed by Congress and signed into law in December 2017 could well drive better corporate earnings through lower corporate tax rates and improved consumer spending. However, working against this positive scenario is the current U.S. Administration’s imposition of tariffs on Western Europe, Canada, Mexico and, perhaps most significantly, China. Historically, tariffs have slowed economic growth and added to inflationary pressures. If these recent decisions regarding tariffs — and any potentially resulting trade wars — follow historical precedent, they could have an important effect on both U.S. and global economic growth going forward.
On the commodities front, markets overall rose on fundamental strength but with geopolitical hindrance and uncertainty surrounding actual and potential tariffs imposed by the U.S. Administration and escalating trade tensions dominating the direction of various commodity prices. Oil prices rose strongly, with West Texas Intermediate crude oil prices appreciating approximately 23% during the semi-annual period on a positive supply/demand scenario. Gold prices declined on rising U.S. Treasury yields and a stronger U.S. dollar.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index, gained 2.65% during the six months ended June 30, 2018.
As 2018 began, the momentum of late 2017 carried into January amid strengthening economic growth, rising corporate earnings and continued optimism surrounding the tax reform enacted in December 2017. The U.S. equity market rally came to an abrupt halt in early February, however, after unexpectedly strong wage growth sparked fears the Fed would be compelled to speed up its pace of interest rate increases. Such market speculation stoked a sharp rise in bond yields and an increase in equity market volatility. Concerns about Fed monetary policy tightening were further exacerbated by solid U.S. labor and inflation data. Stocks subsequently recovered, as concerns about the Fed gradually eased, but the markets turned lower once again in March in reaction to potentially unfavorable changes in U.S. trade policy. Despite these fluctuations, which stood in marked contrast to the unusually low volatility of 2017, the S&P 500® Index closed the first quarter with a modest decline.
The S&P 500® Index posted a solid gain of 3.43% in the second quarter of 2018. Improved economic growth and strong first quarter 2018 corporate earnings appeared to more than offset the Fed’s second interest rate hike of the calendar year, signs of a possible slowdown in economic growth overseas and escalating trade tensions, the latter of which proved to be a persistent source of market volatility.
As was the case for 2017, growth stocks outperformed value stocks by a wide margin across the capitalization spectrum of the U.S. equity market for the semi-annual period ended June 30, 2018, with value-oriented stocks overall in the large-cap and mid-cap segments posting modestly negative absolute returns. However, in a reversal from 2017, small-cap stocks performed best, followed at some distance by large-cap stocks and mid-cap stocks, which performed similarly to each other. Still, all capitalization segments posted positive returns during the semi-annual period. (All as measured by the FTSE Russell indices.)2
In the S&P 500® Index, six sectors posted positive absolute returns and five generated negative returns during the semi-annual period. Consumer discretionary, information technology and energy were the best performing sectors in the S&P 500® Index, as measured by total return, and the weakest performing sectors in the S&P 500® Index during the semi-annual period were telecommunication services, consumer staples and industrials.
All told, the U.S. equity market outperformed the international equity markets during the semi-annual period. Developed and emerging market equities, as measured by the MSCI EAFE Index3 and MSCI Emerging Markets Index4, respectively, posted semi-annual returns of  -2.75% and -6.66%, respectively, weighed on by political and protectionism concerns, including Italian political turmoil, the ongoing unpredictability around the U.S.-North Korea summit, and trade war fears. Central bank tightening and a strong U.S. dollar further pressured international equities.
* * *

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
Semi-Annual Report To Contractowners

We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 65 years — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics.
If you have any questions or would like additional information on the other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus.
The Fund’s annual and semi-annual shareholder reports are available from GIAC’s website at: http://prospectuses.guardianlife.com/GuardianLife/ProspectusesandFinancialReports/. You may obtain free copies of the Fund’s prospectus, Statement of Additional Information or its annual or semi-annual shareholder reports or make shareholder inquiries by contacting GIAC at 7 Hanover Square, New York, NY 10004 or calling toll-free 800-221-3253.
The Value Line Funds are distributed by EULAV Securities LLC.

The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. The MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI Emerging Markets Index captures large-cap and mid-cap representation across 24 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. These are unmanaged indices and do not reflect charges, expenses or taxes, and it is not possible to directly invest in these indices.

FTSE Russell Index is a broad range of U.S. indexes which allow investors to track current and historical market performance by specific size, investment style and other market characteristics.

3
MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. & Canada.

4
MSCI Emerging Markets Index consists of 23 economies which measures equity market performance in global emerging markets.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
Semi-Annual Report To Contractowners

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The Fund’s investment objective is long-term growth of capital.
To achieve the Fund’s investment objective, EULAV Asset Management (the “Adviser”) invests substantially all of the Fund’s net assets in common stocks. The Fund is actively managed by the Adviser which seeks to purchase growth companies that have fundamentally strong market positions in growing industries that may enable those companies to increase future sales and earnings at an above average pace in the coming years.
Manager Discussion of Fund Performance
Below, Value Line Centurion Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the six months ended June 30, 2018.
How did the Fund perform during the semi-annual period?
The Fund generated a total return of 3.41% during the six months ended June 30, 2018. This compares to the 2.65% return of the Fund’s benchmark, the S&P 500® Index, during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund outperformed the S&P 500® Index during the six-month reporting period, driven primarily by stock selection overall. Sector allocation decisions as a whole had a rather neutral effect during the reporting period.
Further, during the annual period, growth-oriented stocks outpaced value-oriented stocks by a wide margin. This style preference by investors at large proved a plus for the Fund, which emphasizes growth over value.
Which equity market sectors most significantly affected Fund performance?
The Fund benefited most from having a significantly underweighted allocation to financials, which was among the weakest sectors in the S&P 500® Index during the semi-annual period. Effective stock selection in the industrials and health care sectors also boosted the Fund’s relative performance.
These positive contributors were partially offset by the detracting effect of weak stock selection in the consumer discretionary and materials sectors. Having an underweighting to consumer discretionary, the strongest performing sector in the S&P 500® Index during the semi-annual period, and an overweighting in materials, which significantly lagged the S&P 500® Index during the semi-annual period, also dampened relative results. Having no exposure at all to the energy sector, which was among the strongest sectors in the S&P 500® Index during the semi-annual period, hurt as well.
What were some of the Fund’s best-performing individual stocks?
The individual stocks that contributed most to the Fund’s relative results were each among the Fund’s top-ten largest holdings during the semi-annual period — Idexx Laboratories, which provides diagnostic, detection and information systems for veterinary, food and water testing applications; Rollins, which provides pest control services; and TJX Companies, which is an off-price apparel and home fashion retailer. Each of these companies’ stocks were boosted to solid double-digit gains during the semi-annual period by stronger than expected operational performance.
Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
The most significant detractors from the Fund’s performance were those large-cap components of the S&P 500® Index that the Fund did not own, including Amazon.com, Microsoft and Netflix, which each posted strong gains during the semi-annual period. However, the Fund’s strategy is to invest lower on the capitalization spectrum. It does not typically invest in giant, mega-cap companies, with investment research and investment management firm Morningstar placing the Fund in its mid-cap growth category. Also, the Fund’s holding of Acuity Brands, which designs, produces and distributes a full range of indoor and outdoor lighting and control systems for commercial and institutional, industrial, infrastructure and residential applications, detracted from the Fund’s results. Its shares declined during the semi-annual period primarily because the company reported weaker than expected operating results.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
Semi-Annual Report To Contractowners

Did the Fund make any significant purchases or sales during the semi-annual period?
During the semi-annual period, we established new Fund positions in water heating and water treatment equipment manufacturer A.O. Smith, software services provider for local governments Tyler Technologies and technology services provider to the financial services industry Broadridge Financial Solutions. In our view, each of the companies demonstrated a consistently strong history of growth in operations and stock price.
Among those positions eliminated from the Fund during the semi-annual period were medical waste management services provider Stericycle, discount variety store chain operator Dollar Tree and software supplier to the health care industry Cerner. We exited each of these positions due to its weaker than expected operating results and what we believed were its diminished long-term growth prospects.
Were there any notable changes in the Fund’s weightings during the six-month period?
There were no material changes in the Fund’s sector weightings during the six-month period ended June 30, 2018.
How was the Fund positioned relative to its benchmark index at the end of June 2018?
As of June 30, 2018, the Fund was overweighted relative to the S&P 500® Index in the industrials, materials and consumer staples sectors. The Fund was underweighted relative to the S&P 500® Index in the financials, information technology and consumer discretionary sectors on the same date. On June 30, 2018, the Fund was rather neutrally weighted to the real estate and health care sectors and held no positions at all in the energy, telecommunication services and utilities sectors.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to provide superior returns to our shareholders over the long term.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
Semi-Annual Report To Contractowners

Top Ten Holdings (As of 6/30/2018) (Unaudited)
Issue	Percentage of Net Assets
Rollins, Inc.	5.42%
IDEXX Laboratories, Inc.	3.21%
Mettler-Toledo International, Inc.	3.16%
Roper Technologies, Inc.	3.13%
MasterCard, Inc.	2.97%
Salesforce.com, Inc.	2.86%
Waste Connections, Inc.	2.85%
Fiserv, Inc.	2.80%
Accenture PLC	2.58%
TJX Companies, Inc. (The)	2.55%
Total	31.53%
Sector Weightings vs. Index (As of 6/30/2018) (Unaudited)
Percentage of investment securities (excluding short-term securities)

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
Semi-Annual Report To Contractowners

Average Annual Total Returns (For periods ended 6/30/2018) (Unaudited)
	YTD	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception 11/15/1983
Value Line Centurion Fund, Inc.	3.41%	12.26%	9.53%	11.52%	6.26%	8.68%
S&P 500® Index	2.65%	14.37%	11.93%	13.42%	10.17%	11.06%
All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call (800) 221-3253 or visit www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.
Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
Semi-Annual Report To Contractowners

Fund Expenses (Unaudited)
By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example below is based on an investment of  $1,000 invested on January 1, 2018 and held for six months ended June 30, 2018.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000.00	$1,034.10	$4.49	0.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.38	$4.46	0.89%
*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the financial highlights.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
Schedule of Investments
June 30, 2018 (Unaudited)
Shares		Value
Common Stocks — 98.9%
Consumer Discretionary — 7.4%
Distribution & Wholesale — 0.9%
40,200	LKQ Corp.*	$1,282,380
Retail — 6.5%
5,000	AutoZone, Inc.*	3,354,650
1,900	Domino’s Pizza, Inc.	536,123
5,200	O’Reilly Automotive, Inc.*	1,422,564
36,400	TJX Companies, Inc. (The)	3,464,552
		8,777,889
		10,060,269
Consumer Staples — 11.9%
Agriculture — 0.7%
19,172	British American Tobacco PLC ADR	967,227
Beverages — 0.9%
11,000	PepsiCo, Inc.	1,197,570
Food — 5.1%
23,000	General Mills, Inc.	1,017,980
32,000	Hormel Foods Corp.(1)	1,190,720
12,800	Ingredion, Inc.	1,416,960
21,500	J&J Snack Foods Corp.	3,278,105
		6,903,765
Household Products — 2.4%
61,600	Church & Dwight Co., Inc.(1)	3,274,656
Retail — 2.8%
14,000	Casey’s General Stores, Inc.	1,471,120
11,000	Costco Wholesale Corp.	2,298,780
		3,769,900
		16,113,118
Financials — 0.5%
Insurance — 0.5%
5,000	Chubb, Ltd.	635,100
Healthcare — 15.4%
Biotechnology — 2.0%
14,000	Alexion Pharmaceuticals, Inc.*	1,738,100
3,500	Illumina, Inc.*	977,515
		2,715,615
Electronics — 3.2%
7,400	Mettler-Toledo International, Inc.*	4,281,862
Healthcare Products — 8.7%
9,553	Becton Dickinson & Co.	2,288,517
24,700	Danaher Corp.	2,437,396
Shares		Value
Healthcare Products — 8.7% (Continued)
10,700	DENTSPLY SIRONA, Inc.	$468,339
30,600	Henry Schein, Inc.*(1)	2,222,784
20,000	IDEXX Laboratories, Inc.*	4,358,800
		11,775,836
Pharmaceuticals — 1.5%
4,272	Allergan PLC	712,228
29,500	Novo Nordisk A/S ADR	1,360,540
		2,072,768
		20,846,081
Industrials — 34.1%
Aerospace & Defense — 7.6%
12,100	General Dynamics Corp.	2,255,561
31,033	HEICO Corp.(1)	2,263,291
7,000	Northrop Grumman Corp.	2,153,900
12,500	Teledyne Technologies, Inc.*	2,488,250
3,400	TransDigm Group, Inc.	1,173,476
		10,334,478
Commercial Services — 7.2%
1,800	Cintas Corp.	333,126
5,700	Equifax, Inc.	713,127
27,030	IHS Markit, Ltd.*	1,394,478
139,800	Rollins, Inc.(1)	7,350,684
		9,791,415
Electrical Equipment — 2.7%
3,700	Acuity Brands, Inc.(1)	428,719
45,000	AMETEK, Inc.	3,247,200
		3,675,919
Environmental Control — 4.2%
26,000	Republic Services, Inc.	1,777,360
51,300	Waste Connections, Inc.	3,861,864
		5,639,224
Hand & Machine Tools — 0.8%
5,400	Lincoln Electric Holdings, Inc.	473,904
4,000	Snap-on, Inc.(1)	642,880
		1,116,784
Housewares — 1.7%
38,000	Toro Co. (The)	2,289,500
Machinery Diversified — 5.8%
19,200	IDEX Corp.	2,620,416
9,000	Middleby Corp. (The)*(1)	939,780
15,400	Roper Technologies, Inc.	4,249,014
		7,809,210

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.
Schedule of Investments (Continued)
June 30, 2018 (Unaudited)
Shares		Value
Common Stocks — 98.9% (Continued)
Miscellaneous Manufacturers — 0.3%
6,200	AO Smith Corp.	$366,730
Transportation — 3.8%
28,000	Canadian National Railway Co.	2,289,000
8,000	J.B. Hunt Transport Services, Inc.	972,400
13,800	Union Pacific Corp.	1,955,184
		5,216,584
		46,239,844
Information Technology — 20.9%
Commercial Services — 1.6%
5,700	Automatic Data Processing, Inc.	764,598
7,800	WEX, Inc.*	1,485,744
		2,250,342
Computers — 2.6%
21,400	Accenture PLC Class A	3,500,826
Diversified Financial Services — 3.0%
20,500	MasterCard, Inc. Class A	4,028,660
Electronics — 1.8%
28,600	Amphenol Corp. Class A	2,492,490
Software — 11.9%
15,800	ANSYS, Inc.*	2,752,044
5,500	Blackbaud, Inc.	563,475
3,500	Broadridge Financial Solutions, Inc.	402,850
14,000	Cadence Design Systems, Inc.*	606,340
51,200	Fiserv, Inc.*	3,793,408
49,600	Open Text Corp.	1,745,424
28,400	Salesforce.com, Inc.*	3,873,760
1,600	Tyler Technologies, Inc.*	355,360
7,800	Ultimate Software Group, Inc. (The)*(1)	2,007,018
		16,099,679
		28,371,997
Materials — 7.6%
Chemicals — 1.8%
20,100	FMC Corp.	1,793,121
1,700	NewMarket Corp.(1)	687,650
		2,480,771
Commercial Services — 1.8%
17,000	Ecolab, Inc.	2,385,610
Housewares — 0.8%
14,000	Scotts Miracle-Gro Co. (The)(1)	1,164,240
Packaging & Containers — 3.2%
42,400	Ball Corp.(1)	1,507,320
32,500	Crown Holdings, Inc.*(1)	1,454,700
12,200	Packaging Corp. of America	1,363,838
		4,325,858
		10,356,479
Shares		Value
Real Estate — 1.1%
REITS — 1.1%
10,500	American Tower Corp. REIT	$1,513,785
Total Common Stocks (Cost $50,678,549)		134,136,673
Short-Term Investment — (1.1%)
Money Market Fund — (1.1%)
1,421,445	State Street Institutional U.S. Government Money Market Fund, Premier Class	1,421,445
Total Short-Term Investment (Cost $1,421,445)		1,421,445
Total Investments — 100.0% (Cost $52,099,994)		$135,558,118
Cash And Other Assets In Excess Of Liabilities — 0.0%		42,076
Net Assets — 100.0%		$135,600,194
Net Asset Value Per Outstanding Share ($135,600,194 ÷ 4,967,977 shares outstanding)		$27.29
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of June 30, 2018, the market value of the securities on loan was $18,958,204.

ADR
American Depositary Receipt.

REIT
Real Estate Investment Trust.

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.
Schedule of Investments (Continued)
June 30, 2018 (Unaudited)
The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2018 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$134,136,673	$—	$—	$134,136,673
Short-Term Investment	1,421,445	—	—	1,421,445
Total Investments in Securities	$135,558,118	$—	$—	$135,558,118

*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.
Statement of Assets and Liabilities
Statement of Operations

June 30, 2018 (unaudited)

ASSETS:
Investment securities, at value (Cost – $52,099,994) (securities on loan, at value, $18,958,204)	$135,558,118
Cash	5,742
Receivable for securities sold	203,315
Dividends and interest receivable	121,839
Prepaid expenses	5,634
Receivable for securities lending income	1,733
Receivable for capital shares sold	452
Total Assets	135,896,833
LIABILITIES:
Payable for securities purchased	166,768
Payable for capital shares redeemed	7,246
Accrued expenses:
Advisory fee	50,733
Service and distribution plan fees	30,345
Printing fee payable	15,779
Other	25,768
Total Liabilities	296,639
Net Assets	$135,600,194
NET ASSETS CONSIST OF:
Capital stock, at $1.00 par value (authorized 50,000,000, outstanding 4,967,977 shares)	$47,592,114
Undistributed net investment income	382,380
Accumulated net realized gain on investments and foreign currency	4,167,689
Net unrealized appreciation (depreciation) of investments and foreign currency translations	83,458,011
Net Assets	$135,600,194
Net Asset Value Per Outstanding Share ($135,600,194 ÷ 4,967,977 shares outstanding)	$27.29

For the Six Months Ended
June 30, 2018 (unaudited)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $10,716)	$638,188
Interest	34,541
Securities lending income	6,321
Total Income	679,050
Expenses:
Advisory fee	332,912
Service and distribution plan fees	275,213
Auditing and legal fees	42,813
Custody and accounting fees	18,278
Directors’ fees and expenses	12,609
Printing and postage	6,129
Fund administration	6,125
Compliance	4,454
Insurance fees	4,449
Tax service fees	2,720
Registration and filing fees	1,136
Other	1,477
Total Expenses Before Fees Waived (See Note 5)	708,315
Less: Service and Distribution Plan Fees Waived	(94,463)
Net Expenses	613,852
Net Investment Income	65,198
Net Realized and Unrealized Gain on Investments and Foreign Exchange Transactions:
Net Realized Gain From:
Investments	4,207,485
Foreign currency translations	232
4,207,717
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	333,196
Foreign currency translations	(275)
332,921
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	4,540,638
Net Increase in Net Assets from Operations	$4,605,836

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.
Statement of Changes in Net Assets

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017
Operations:
Net investment income	$65,198	$317,060
Net realized gain on investments and foreign currency	4,207,717	9,715,120
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	332,921	14,697,146
Net increase in net assets from operations	4,605,836	24,729,326
Distributions to Shareholders from:
Net investment income	—	(281,535)
Share Transactions:
Proceeds from sale of shares	1,133,532	1,894,538
Proceeds from reinvestment of dividends to shareholders	—	281,535
Cost of shares redeemed	(10,942,970)	(18,546,538)
Net decrease in net assets from capital share transactions	(9,809,438)	(16,370,465)
Total increase/(decrease) in net assets	(5,203,602)	8,077,326
NET ASSETS:
Beginning of period	140,803,796	132,726,470
End of period	$135,600,194	$140,803,796
Undistributed net investment income included in net assets, at end of period	$382,380	$317,182

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Six Months Ended June 30, 2018 (unaudited)	Years Ended December 31,
		2017	2016	2015	2014	2013
Net asset value, beginning of period	$26.39	$22.09	$20.71	$20.56	$18.86	$14.48
Income/(loss) from investment operations:
Net investment income	0.02	0.06	0.05	0.05	0.07	0.05
Net gains/(losses) on securities (both realized and unrealized)	0.88	4.29	1.37	0.17	1.67	4.42
Total from investment operations	0.90	4.35	1.42	0.22	1.74	4.47
Less distributions:
Dividends from net investment income	—	(0.05)	(0.04)	(0.07)	(0.04)	(0.09)
Net asset value, end of period	$27.29	$26.39	$22.09	$20.71	$20.56	$18.86
Total return*	3.41%(1)	19.71%	6.86%	1.08%	9.25%	30.96%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$135,600	$140,804	$132,726	$134,249	$151,516	$154,038
Ratio of gross expenses to average net assets(2)	1.03%(3)	1.01%	1.04%	1.04%	1.04%	1.04%
Ratio of net expenses to average net assets(4)	0.89%(3)	0.88%	0.90%	0.90%	0.89%	0.89%
Ratio of net investment income to average net assets	0.09%(3)	0.23%	0.21%	0.18%	0.33%	0.26%
Portfolio turnover rate	1%(1)	1%	4%	5%	6%	7%
*
Total returns do not reflect the effects of charges deducted under the terms of Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total returns for all years shown.

(1)
Not annualized.

(2)
Ratio reflects expenses grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor.

(3)
Annualized.

(4)
Ratio reflects expenses net of the waiver of the service and distribution plan fees by the Distributor.

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.
Notes to Financial Statements

June 30, 2018 (unaudited)

1.
Significant Accounting Policies

Value Line Centurion Fund, Inc. (the “Fund”) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended, whose primary investment objective is long-term growth of capital. Substantially all of the Fund’s net assets are invested in common stocks. The Fund is part of the Value Line Family of Funds (the “Value Line Funds”), a family of mutual funds that consists of a variety of equity, fixed income, and hybrid funds.
The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Fund’s total net assets by the Fund’s total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) and a pricing committee (the “Pricing Committee”) have been established by the Board. The Valuation Committee oversees the implementation of the Fund’s valuation methods and makes fair value determinations on behalf of the Board, as necessary. The Pricing Committee monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Pricing Committee determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
(B) Fair Value Measurements:   The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and sets out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

■ Value Line Centurion Fund, Inc.
Notes to Financial Statements (Continued)

June 30, 2018 (unaudited)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period
For the six months ended June 30, 2018, there were no transfers among levels.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
During the six months ended June 30, 2018, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Fund’s investments by category.
(C) Federal Income Taxes:   It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its net investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of June 30, 2018, and for all open tax years, management has analyzed the Fund’s tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Dividends and Distributions:   It is the Fund’s policy to distribute annually to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board.
(E) Securities Transactions and Income:   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in first-out convention (“FIFO”). Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.
(F) Foreign Currency Translation:   The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.
(G) Representations and Indemnifications:   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.

■ Value Line Centurion Fund, Inc.
Notes to Financial Statements (Continued)

June 30, 2018 (unaudited)

(H) Foreign Taxes:   The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(I) Securities Lending:   Under an agreement with State Street Bank & Trust (“State Street”), the Fund can lend its securities to brokers, dealers and other financial institutions approved by the Board. By lending its investment securities, the Fund attempts to increase its net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Fund has the right to use the collateral to offset the losses incurred. The lending fees received and the Fund’s portion of the interest income earned on the cash collateral are included in “Securities lending income” on the Statement of Operations.
Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in The Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Government Money Market Portfolio. When the Fund invests the cash collateral in the State Street Navigator Securities Lending Government Money Market Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.
The Fund may enter into a joint repurchase agreement whereby its uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedule of Investments.
As of June 30, 2018, the Fund was not invested in joint repurchase agreements.
As of June 30, 2018, the Fund loaned securities which were collateralized by other securities. The value of the securities on loan and the value of the related collateral were as follows:
Value of Securities Loaned	Value of Collateral*	Total Collateral (including Calculated Mark)**
$18,958,204	$19,341,627	$19,379,559

*
Value Line Centurion Fund, Inc. received cash collateral of  $0. In addition, Value Line Centurion Fund, Inc. received non-cash collateral of $19,341,627, in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Schedule of Investments.

**
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Fund as of the next business day.

(J) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.

■ Value Line Centurion Fund, Inc.
Notes to Financial Statements (Continued)

June 30, 2018 (unaudited)

2.
Capital Share Transactions, Dividends and Distributions

Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc. (GIAC). Transactions in capital stock were as follows:
	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017
Shares sold	41,812	76,340
Shares issued to shareholders in reinvestment of dividends	—	11,486
Shares redeemed	(408,543)	(762,506)
Net decrease	(366,731)	(674,680)
Dividends per share from net investment income	$—	$0.0503

3.
Purchases and Sales of Securities

Six Months Ended June 30, 2018 (unaudited)
PURCHASES:
Investment Securities	$1,942,725
SALES:
Investment Securities	$7,499,496

4.
Income Taxes

Cost of investments for tax purposes	$52,099,994
Gross tax unrealized appreciation	$84,289,741
Gross tax unrealized depreciation	(831,617)
Net tax unrealized appreciation on investments	$83,458,124

5.
Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of  $332,912 was paid or payable to the Adviser for the six months ended June 30, 2018. This was computed at an annual rate of 0.45% of the average daily net assets of the Fund during the period and paid monthly. Effective May 1, 2018, the advisory fee was reduced following the unbundling of its fee from amounts payable for Fund administration and Fund accounting services provided by the Fund’s Custodian. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board, to act as officers and employees of the Fund and pays their salaries.
The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities, LLC (the “Distributor”) in advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.40% of the Fund’s average daily net assets. For the six months ended June 30, 2018, fees amounting to $275,213, before fee waivers, were accrued under the Plan. Effective August 1, 2015, and voluntarily renewed annually, the Distributor contractually agreed to reduce the fee under the Plan by 0.13%. For the six months ended June 30, 2018, the fees waived amounted to $94,463. The Distributor has no right to recoup previously waived amounts.
Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets.

■ Value Line Centurion Fund, Inc.

FACTORS CONSIDERED BY THE BOARD IN APPROVING CONTINUANCE
OF THE INVESTMENT ADVISORY AGREEMENT
FOR VALUE LINE CENTURION FUND, INC.
The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Directors, including a majority of Directors who are not “interested persons” of Value Line Centurion Fund, Inc. (the “Fund”), as that term is defined in the 1940 Act (the “Independent Directors”), to annually consider the continuance of the Fund’s investment advisory agreement (“Agreement”) with its investment adviser, EULAV Asset Management (the “Adviser”).
As part of the process in considering the continuance of the Agreement, the Board requested, and the Adviser provided, such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Fund and any officers of the Adviser. In considering the continuance of the Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.
Both in the meeting specifically focused upon the review of the Agreement and at other meetings, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Agreement. These materials included information regarding, among other things: (i) the Fund’s investment performance, performance-related metrics and risk-related metrics over various periods of time and comparisons thereof to similar information regarding the Fund’s benchmark index, the Fund’s category of comparable funds (the “Category”) (as objectively classified, selected and prepared by Morningstar, Inc., an independent evaluation service (“Morningstar”)), and the Fund’s more narrow peer group of comparable funds (the “Peer Group”) (again, as objectively classified, selected and prepared by Morningstar); (ii) the Fund’s investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements; (iii) purchases and redemptions of the Fund’s shares; (iv) the Adviser’s view of the general investment outlook in the markets in which the Fund invests; (v) the arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser, including EULAV Securities LLC (the “Distributor”)); and (vii) the overall nature, quality and extent of services provided by the Adviser.
As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Agreement. In a separate executive session, the Independent Directors reviewed information for the Fund, which included data comparing: (i) advisory, administrative, distribution, custody, accounting, audit, legal, transfer agency, and other non-management expenses incurred by the Fund to those incurred by the Fund’s Peer Group and Category; (ii) the Fund’s expense ratio to those of its Peer Group and Category; and (iii) the Fund’s investment performance, performance-related metrics and risk-related related metrics over various time periods to similar information regarding the Fund’s benchmark index, Peer Group and Category.
In classifying the Fund within a Category, Morningstar considered the characteristics of the Fund’s actual portfolio holdings over various periods of time relative to the market and other factors that distinguish a particular investment strategy under Morningstar’s methodology with the objective to permit meaningful comparisons. Morningstar classified the Fund within its Mid-Cap Growth category.
In preparing a Peer Group for the Fund, Morningstar considered the Fund’s most recent portfolio holdings in light of the same factors used in classifying the Fund within a Category, as well as additional factors including similarity of expense structure (e.g., same share class characteristics) and net asset size. Generally, the final Peer Group consists of funds that range in net assets from twice-in-size to half-in-size of the Fund and includes roughly equal numbers of funds that are smaller and larger than the Fund. Morningstar prepared the Peer Group for the Fund consisting of 11 other retail insurance funds with similar investment style, expense structure and asset size as the Fund.
In their executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser and the Distributor and their profitability from the services that have been performed for the Fund and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and day-to-day management of the Adviser; (d) the Fund’s potential for achieving economies of scale; and (e) potential “fall-out” benefits to the Adviser. In support of its review of the statistical information, the Board discussed with Morningstar the description of the methodology used by Morningstar to determine the Fund’s Peer Group and Category and the results of the statistical information prepared by Morningstar. The Board observed that there is a range of insurance companies from which persons may purchase variable insurance products as well as investment

■ Value Line Centurion Fund, Inc.

options available to prospective shareholders of the Fund, including other mutual funds underlying their variable insurance product, and that the Fund’s shareholders have chosen to invest in the Fund as well as to purchase the variable insurance product in which the Fund is an investment option from their insurance company.
The following summarizes matters considered by the Board in connection with its continuance of the Agreement. However, the Board did not identify any single factor as all-important or controlling, each Director may have weighed certain factors differently, and the summary does not detail all the matters that were considered.
Investment Performance.   The Board reviewed the Fund’s overall investment performance and compared it to its Peer Group, Category and benchmark index. The Board noted that the Fund’s performance was below the performance of the Peer Group and Category medians and the benchmark index for the one-year, five-year and ten-year periods ended March 31, 2018. The Board also noted that the Fund outperformed the Peer Group median, but not the Category median or the benchmark index, for the three-year period ended March 31, 2018.
The Adviser’s Personnel and Methods.   The Board reviewed the background of the portfolio managers responsible for the daily management of the Fund’s portfolio, seeking to achieve the Fund’s investment objective and adhering to the Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Fund’s investment operations. The Board viewed favorably: (i) the Adviser’s use of analytic tools in support of the portfolio management, compliance and shareholder relation functions which the Adviser previously committed resources to acquire; (ii) the continuity of the Adviser’s staff attributable in part to its actions taken to attract and retain personnel, including its ongoing improvements to employee benefit programs and previous increases in base compensation and merit-based compensation for certain staff members to be more industry competitive; and (iii) that the Adviser continues to receive the Value Line ranking systems without additional cost beyond amounts required to be paid under the Adviser’s charter document. The Board concluded that the Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.
Adviser’s Fee.   The Board considered the Adviser’s fee rate under the Fund’s Agreement relative to the advisory fee rate applicable to the funds in the Peer Group and Category before applicable fee waivers. Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate was less than the advisory fee rate of the Peer Group and Category medians. The Board concluded that the Fund’s fee rate for compensation for the services provided and costs borne by the Adviser was satisfactory for the purpose of approving continuance of the Agreement.
Expenses.   The Board also considered the Fund’s total expense ratio relative to its Peer Group and Category. Both before and after giving effect to fee waivers applicable to the Fund and certain funds in the Peer Group and Category, the Fund’s expense ratio was less than the Peer Group and Category medians. The Distributor and the Board agreed to extend the Distributor’s contractual waiver of a portion of the Fund’s Rule 12b-1 fees which is projected to effectively reduce the Fund’s Rule 12b-1 fee rate from 0.40% to an amount equal to 0.27% of the Fund’s average daily net assets through June 30, 2019. The waiver cannot be changed during the contractual waiver period without the approval of the Board and the Distributor. The Board concluded that the average expense ratio was satisfactory for the purpose of approving continuance of the Agreement.
Nature, Extent and Quality of Services.   The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the additional resources devoted by the Adviser to enhance its and the Fund’s overall compliance program. The Board reviewed the services provided by the Adviser and the Distributor in supervising the Fund’s third-party service providers. Based on this review, the Board concluded that the nature, quality, cost and extent of such other services provided by the Adviser and the Distributor were satisfactory, reliable and beneficial to the Fund’s shareholders.
Profitability.   The Board considered the level of profitability of the Adviser and the Distributor with respect to the Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring of the Adviser and Distributor in 2010 and certain actions taken during prior years. These actions included the reduction (voluntary in some instances, contractual or permanent in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and

■ Value Line Centurion Fund, Inc.

differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds. The Board concluded that the profitability of the Adviser and the Distributor with respect to the Fund, including the financial results derived from the Fund’s Agreement, was within a range the Board considered reasonable.
Other Benefits.   The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and the Distributor from their association with the Fund. The Board concluded that potential “fall-out” benefits that the Adviser and the Distributor may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.
Economies of Scale.   The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser.   The Board was informed by the Adviser that the Adviser does not currently manage any non-mutual fund account that has similar objectives and policies as those of the Fund.
Conclusion.   The Board examined the totality of the information it was provided at the meeting specifically addressing approval of the Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant and with the advice of independent counsel, the Board concluded that the rate at which the Fund pays a fee to the Adviser under the Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that the Fund’s Agreement, and the Adviser’s fee rate thereunder, is fair and reasonable and voted to continue the Agreement.

Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Investments

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)	(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	September 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	September 6, 2018